 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2018

LIGHTBRIDGE CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	001-34487	91-1975651
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

11710 Plaza America Drive, Suite 2000

Reston, VA 20190

(Address of principal executive offices, including zip code)

(571) 730-1200

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On May 9, 2018 Lightbridge Corporation (the "Company") issued a press release relating to its results for the three months ended March 31, 2018. A copy of the press release is furnished herewith as Exhibit 99.1.

The information in this Current Report on Form 8-K under Item 2.02, including the accompanying press release, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by reference to such filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described in Item 5.07 below, the Company held its 2018 Annual Meeting of Stockholders (the “Annual Meeting”) on May 4, 2018. At the Annual Meeting, the Company’s stockholders approved an amendment to the Lightbridge Corporation 2015 Equity Incentive Plan (the “2015 Plan”) to increase the number of shares authorized for issuance thereunder by 3,400,000 shares, along with other changes described in the Company’s proxy statement.

The full text of the 2015 Plan, as amended, is set forth at Appendix A to the Company’s definitive proxy statement for the Annual Meeting, filed with the Securities and Exchange Commission on March 29, 2018 and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on May 4, 2018 in McLean, Virginia. At the Annual Meeting, the Company’s stockholders voted on: (i) the election of five director nominees, (ii) the approval of an amendment to the 2015 Plan to increase the number of shares authorized for issuance thereunder by 3,400,000 shares, along with other changes described in the Company’s proxy statement, (iii) the approval, on an advisory basis, of the compensation of the Company’s named executive officers, and (iv) ratification of BDO USA, LLP as the Company’s independent registered public accounting firm for fiscal year 2018. The results of the votes are set forth below.

Proposal No. 1 – Election of Directors

The following nominees were elected as directors by the votes indicated to serve until the Company’s next annual meeting of stockholders, as set forth in the proxy statement:

Nominee	For	Withheld	Broker-Non Vote
Seth Grae	3,258,556	715,908	13,472,712
Thomas Graham, Jr.	3,430,775	543,689	13,472,712
Victor Alessi	3,430,482	543,982	13,472,712
Daniel Magraw	3,429,420	545,044	13,472,712
Kathleen Kennedy Townsend	3,458,035	516,429	13,472,712

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Proposal No. 2 – Approval of the Amendment to the 2015 Plan

The proposal to approve an amendment to the 2015 Plan to increase the number of shares authorized for issuance thereunder by 3,400,000 shares, along with other changes described in the Company’s proxy statement, was approved by the stockholders by the following vote:

For	Against	Abstain	Broker-Non Vote
2,467,016	1,350,793	156,655	13,472,712

Proposal No. 3 – Advisory Vote on Executive Compensation

The proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers as described in the proxy statement was approved by the stockholders by the following vote:

For	Against	Abstain	Broker-Non Vote
2,485,698	1,273,924	214,842	13,472,712

Proposal No. 4 – Ratification of Auditors

The proposal to ratify the selection of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018 was approved by the stockholders by the following vote:

For	Against	Abstain	Broker-Non Vote
16,742,077	249,453	455,646	0

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated May 9, 2018

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIGHTBRIDGE CORPORATION

Dated: May 9, 2018	By:	/s/ Seth Grae
	Name:	Seth Grae
	Title:	President and Chief Executive Officer

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